                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-02281

                      THE HARTFORD INCOME SHARES FUND, INC.
               (Exact name of registrant as specified in charter)

                P. O. Box 2999, Hartford, Connecticut 06104-2999
                    (Address of Principal Executive Offices)

                          Edward P. Macdonald, Esquire
                                  Life Law Unit
                   The Hartford Financial Services Group, Inc.
                              200 Hopmeadow Street
                           Simsbury, Connecticut 06089
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: (860) 843-9934

Date of fiscal year end: July 31st

Date of reporting period: August 1, 2005 - January 31, 2006

EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended January 31, 2006, originally filed with the Securities and Exchange Commission on March 16, 2006 (Accession Number 0000950135-06-001642) to amend Item 1, "Reports to Stockholders". The purpose of the amendment is to include a discussion of the Board of Director's approval of the Investment Management and Investment Sub-advisory Agreements. Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

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ITEM 1. REPORTS TO STOCKHOLDERS.

                         THE HARTFORD INCOME SHARES FUND
          SUPPLEMENT DATED MAY 8, 2007 TO THE SEMI-ANNUAL REPORT DATED
                                JANUARY 31, 2006

This supplement provides additional information beyond that contained in the semi-annual report and should be read in conjunction with the semi-annual report.

The following is hereby inserted as an additional section immediately following the section entitled "Important Tax Information."

APPROVAL OF INVESTMENT MANAGEMENT AND INVESTMENT SUB-ADVISORY AGREEMENTS

Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), annually review and consider the continuation of the Fund's investment advisory and sub-advisory agreements, after an initial two year period.

At a meeting held on August 2-3, 2005, the Board of Directors of the Hartford Income Shares Fund, Inc. ("Fund"), including each of the Independent Directors, unanimously voted to approve the investment management agreement of the Fund with Hartford Investment Financial Services, LLC ("HIFSCO") and the investment sub-advisory agreement between HIFSCO and Hartford Investment Management Company ("Hartford Investment") (collectively, the "agreements"). In the months preceding this meeting, the Board requested, received, and reviewed written responses from HIFSCO and Hartford Investment to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the related agreements by Fund officers and representatives from HIFSCO at the Board's meetings on June 21-22, 2005 and August 2-3, 2005. In considering the approval of the agreements, the Board also took into account information provided to the Board throughout the year at its regular quarterly and special Board meetings, including reports on Fund performance, compliance, shareholder services, and the other services provided to the Fund by HIFSCO, Hartford Investment, and their affiliates.

The Independent Directors, who were advised by their independent legal counsel throughout this process, engaged two service providers to assist them with evaluating the agreements with respect to the Fund. Lipper, Inc. ("Lipper"), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund's management and sub-advisory fees, overall expense ratios, and investment performance compared to those of funds with similar investment objectives in various peer groups ("peer funds"). The Independent Directors also engaged an independent financial services consulting firm (the "Consultant") to assist them in evaluating the Fund's management and sub-advisory fees, overall expense ratios and investment performance in connection with the Board's review and negotiation with management on the renewal of the agreements.

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The Board considered the agreements for the Fund at the June and August meetings. In determining to continue the agreements for the Fund, the Board determined that the proposed management fee structure for the Fund was fair and reasonable and that continuation of the agreements, including the continued appointment of HIFSCO as manager and Hartford Investment as sub-adviser, was in the best interests of the Fund and its shareholders.

In determining to re-approve the agreements, the Board considered the following categories of material factors, among others, relating to the agreements.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board requested and considered information and data concerning the nature, extent, and quality of the services provided to the Fund by HIFSCO and Hartford Investment. The Board considered, among other things, the terms of the agreements, the range of services provided, and HIFSCO's and Hartford Investment's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at HIFSCO and Hartford Investment, and the adequacy of the time and attention devoted by them to the Fund. The Board considered HIFSCO's and Hartford Investment's reputation and overall financial strength and their investments in infrastructure in light of increased regulatory requirements and other developments.

The Board also requested and evaluated information concerning HIFSCO's and Hartford Investment's regulatory and compliance environment. In this regard, the Board requested and reviewed information on HIFSCO's and Hartford Investment's compliance policies and procedures, their compliance history, and reports from the Fund's Chief Compliance Officer on HIFSCO's and Hartford Investment's compliance with applicable laws and regulations, including their responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment's support of the Fund's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment in support of the Fund's obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the agreements, HIFSCO is responsible for the management of the Fund, and provides administrative services to the Fund as well as its investment advisory services in connection with selecting, monitoring and supervising Hartford Investment. The Board considered its experiences with HIFSCO with respect to each of the services it has provided to the Fund, including HIFSCO's management and monitoring of Hartford Investment and its supervision of fund operations and oversight of service providers, with attention to the quality of HIFSCO's communications with the Board, and HIFSCO's responsiveness to Board inquiries. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund's officers and paying their salaries and expenses. In addition, the Board considered the nature and quality of the services provided to the Fund and their shareholders by HIFSCO's affiliates, and in particular shareholder services provided by the Fund's transfer agent.

With respect to the Hartford Investment, which provides day-to-day portfolio management services, the Board considered the quality of Hartford Investment's investment personnel (including Hartford Investment's ability to attract and retain qualified investment professionals), Hartford Investment's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience, with attention to the quality of Hartford Investment's communications with the Board, and responsiveness to Board inquiries.

In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the agreements, but also the Board's experience through past interactions with HIFSCO and Hartford Investment. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and Hartford Investment.

PERFORMANCE OF THE FUND, HIFSCO, AND HARTFORD INVESTMENT

The Board considered the investment performance of the Fund. In this regard, the Board considered information and materials provided to the Board from HIFSCO and Lipper comparing the Fund's short-term and long-term and recent investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper. This information included performance reports (provided by Lipper, HIFSCO and Hartford Investment) and other representatives of Hartford Investment at board meetings throughout the year, as well as the information provided especially for the annual contract review. The Board also considered the analysis provided by the Consultant relating to the Fund's performance track record.

In connection with its review of performance, the Board considered recent personnel additions at HIFSCO charged with overseeing and evaluating Hartford Investment and Fund performance, and HIFSCO's cooperation with the work of the Investment Committee of the Board of Directors, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board reviewed the performance of the Fund over the different time periods presented in the materials and evaluated HIFSCO's and Hartford Investment's analysis of the Fund's performance for these time periods.

Based on these considerations, the Board concluded that the Fund's performance over time has been satisfactory, and that it had continued confidence in HIFSCO's and Hartford Investment's overall capabilities to manage the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT

The Board reviewed information regarding HIFSCO's cost to provide investment management and related services to the Fund and HIFSCO's profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO, Hartford Investment and their affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.

With respect to Hartford Investment, which is an affiliate of HIFSCO, the Board considered the costs and profitability information for HIFSCO and Hartford Investment in the aggregate.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment and their affiliates from their relationships with the Fund would not be excessive.

COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Hartford Investment, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Hartford Investment relating to the management and sub-advisory fees, and total operating expenses, for the Fund. The Board also reviewed written materials from Lipper providing comparative information about the Fund's management and sub-advisory fees, total expense ratios and the components thereof, relative to those of three peer groups. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund's management and subadvisory fees and total operating expenses. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund's management and sub-advisory fees and total expense ratios.

Based on these considerations, the Board believes that the comparative information reviewed indicates that the Fund's management and sub-advisory fees and total operating expenses are within a range that is competitive and, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.

ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.

The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that as a Fund grows in size, its effective management fee rate declines. The Board recognized that funds with assets beyond the last breakpoint level continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that expense limitations and fee waivers that reduce Fund expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board requested and considered information regarding HIFSCO's and Hartford Investment's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that it was difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time.

The Board reviewed and evaluated materials from Lipper showing how the fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund's assets hypothetically increase over time. In this regard, the Board considered a presentation from HIFSCO demonstrating the actual and hypothetical impact of breakpoints in the Fund's advisory and sub-advisory fee schedules as the Fund grows over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

OTHER BENEFITS

The Board considered other benefits to HIFSCO, Hartford Investment and their affiliates from their relationships with the Fund.

The Board reviewed the fact that Hartford Administrative Services Company ("HASCO"), the Fund's transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from HIFSCO, and the Board reviewed information on the expected profitability of the Fund's transfer agency function to HASCO. The Board noted, in this regard, that HASCO is a recognized leader in providing high quality services to Fund shareholders. The Board considered information provided by HIFSCO indicating that the per-account fees charged by HASCO to the Fund are reasonable and in line with industry standards.

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors and the full Board met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

     Not applicable.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

INCOME SHARES FUND

                                     SHARES       MAXIMUM
                                   PURCHASED      NUMBER
                         AVERAGE   AS PART OF    OF SHARES
              TOTAL       PRICE      PUBLIC        THAT
              SHARES    PAID PER    ANNOUNCED   MAY YET BE
PERIOD      PURCHASES     SHARE       PLAN       PURCHASED
------      ---------   --------   ----------   ----------
8/1/2005      11,352     8.0161         0            0

9/1/2005      11,418     8.0161         0            0

10/3/2005     11,418     7.8522         0            0

11/1/2005     11,949     7.5017         0            0

12/1/2005     12,002     7.3850         0            0

1/3/2005      11,642     7.5285         0            0
              ------     ------       ---          ---
Total         69,781                    0            0

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures of the Nominating Committee policy since registrant's last disclosure in response to this requirement.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

     (b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     12(a)(2) Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

     (b)  Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THE HARTFORD INCOME SHARES FUND, INC.


Date: May 8, 2007                       By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


Date: May 8, 2007                       By: /s/ David M. Znamierowski
                                            ------------------------------------
                                            David M. Znamierowski
                                        Its: President


Date: May 8, 2007                       By: /s/ Tamara L. Fagely
                                            ------------------------------------
                                            Tamara L. Fagely
                                        Its: Vice President, Controller and
                                             Treasurer

                                  EXHIBIT LIST

99.CERT      12(a)(2)   Certifications

                        (i) Section 302 certification of principal executive officer

                        (ii) Section 302 certification of principal financial officer

99.906CERT   12(b)      Section 906 certification of principal executive officer
                        and principal financial officer